                                                                   EXHIBIT 24.1
                                 POWER OF ATTORNEY


     NOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

           Name                   Title                          Date
          ------                 -------                        ------
                            President, Chief               February 18, 1998
-------------------------   Executive Officer and Director
John F. Grundhofer          (principal executive officer)


                            Executive Vice President and   February 18, 1998
-------------------------   Chief Financial Officer
Susan E. Lester             (principal financial officer)


                            Senior Vice President and      February 18, 1998
-------------------------   Controller (principal
David J. Parrin             accounting officer)


/s/Linda L. Ahlers          Director                       February 18, 1998
-------------------------
Linda L. Ahlers

/s/Harry L. Bettis          Director                       February 18, 1998
-------------------------
Harry L. Bettis

/s/Gerry B. Cameron         Director and Chairman          February 18, 1998
-------------------------
Gerry B. Cameron

/s/Carolyn Silva Chambers   Director                       February 18, 1998
-------------------------
Carolyn Silva Chambers

/s/Arthur D. Collins, Jr.   Director                       February 18, 1998
-------------------------
Arthur D. Collins, Jr.

/s/Peter H. Coors           Director                       February 18, 1998
-------------------------
Peter H. Coors

/s/Franklin G. Drake        Director                       February 18, 1998
-------------------------
Franklin G. Drake

                            Director                       February 18, 1998
-------------------------
Robert L. Dryden

/s/John B. Fery             Director                       February 18, 1998
-------------------------
John B. Fery

                            Director                       February 18, 1998
-------------------------
Joshua Green III

/s/Robert L. Hale           Director                       February 18, 1998
-------------------------
Robert L. Hale

/s/Delbert W. Johnson       Director                       February 18, 1998
-------------------------
Delbert W. Johnson

/s/Norman M. Jones          Director                       February 18, 1998
-------------------------
Norman M. Jones

/s/Richard L. Knowlton      Director                       February 18, 1998
-------------------------
Richard L. Knowlton

/s/Jerry W. Levin           Director                       February 18, 1998
-------------------------
Jerry W. Levin

/s/Kenneth A. Macke         Director                       February 18, 1998
-------------------------
Kenneth A. Macke

/s/Allen T. Noble           Director                       February 18, 1998
-------------------------
Allen T. Noble

/s/Edward J. Phillips       Director                       February 18, 1998
-------------------------
Edward J. Phillips

/s/Paul A. Redmond          Director                       February 18, 1998
-------------------------
Paul A. Redmond

/s/S. Walter Richey         Director                       February 18, 1998
-------------------------
S. Walter Richey

/s/Richard L. Robinson      Director                       February 18, 1998
-------------------------
Richard L. Robinson

/s/N. Stewart Rogers        Director                       February 18, 1998
-------------------------
N. Stewart Rogers

/s/Richard L. Schall        Director                       February 18, 1998
-------------------------
Richard L. Schall

/s/Walter Scott, Jr.        Director                       February 18, 1998
-------------------------
Walter Scott, Jr.

/s/Benjamin R. Whiteley     Director                       February 18, 1998
-------------------------
Benjamin R. Whiteley




                                         -3-